Exhibit 99.3

Corporate Presentation J U N E 2026 N A S D A Q : N X T C

Forward-Looking Statements 2 To the extent that statements contained in this presentation are not descriptions of historical facts, they may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, forecasts, assumptions and other information available to NextCure as of the date hereof. Forward-looking statements include statements regarding NextCure’s expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as “may,” “will,” “potential,” “expects,” “believes,” “intends,” “hope,” “towards,” “forward,” “later” and similar expressions. Examples of forward-looking statements in this presentation include, among others, statements about our licensing agreement with Simcere Zaiming, statements about the development plans for our products, statements about the progress and evaluation and expected timing of results of NextCure’s ongoing or planned clinical trials, expectations regarding the potential benefits, activity, effectiveness and safety of our research stage, preclinical stage, and clinical stage therapeutic candidates, NextCure’s financial guidance, expected upcoming milestones, and NextCure’s plans, objectives and intentions with respect to the discovery and development of therapeutic products. Forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those projected in any forward-looking statement. Such risks and uncertainties include, among others: positive results in preclinical studies may not be predictive of the results of clinical trials; NextCure’s limited operating history and no products approved for commercial sale; NextCure’s history of significant losses; NextCure’s need to obtain additional financing; risks related to clinical development, marketing approval and commercialization; the unproven approach to the discovery and development of product candidates based on NextCure’s discovery platform; and dependence on key personnel. More detailed information on these and additional factors that could affect NextCure’s actual results are described in NextCure’s filings with the Securities and Exchange Commission (the “SEC”), including in Item 1A of NextCure’s most recent Form 10-K, subsequent Forms 10-Q and elsewhere in the Company’s filings with the SEC. You should not place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this press release, and NextCure assumes no obligation to update any forward-looking statements, except as required by law, even if expectations change.

3 In the Fight Against Cancer Harnessing the Power of Targeted Therapy 3

ADC Pipeline Progress 4 PROGRAMS TARGET PAYLOAD PRECLINICAL PHASE 1 PHASE 2 NEXT MILESTONE SIM0505 CDH6 TOPO 1Q 2027 Dose Optimization Update 4Q 2026 Initiate Dose Optimization LNCB74 B7-H4 MMAE 2H 2026 Trial Progress Co-development with Breast, Ovarian, Endometrial , ACC-1 Ovarian Cancer Uterine Serous Carcinoma (USC)

5 Accelerating Toward Pivotal Study ✓ Global exclusive license (ex China) from Simcere Zaiming ✓ Combine US and China data for fast & definitive POC ✓ US, China, Canada and Europe site expansion ✓ CDMO tech transfer initiated PRODUCT DEVELOPMENT SIM0505 ✓ 55% ORR in gynecologic cancers ✓ Completed dose escalation ✓ Initiated dose optimization ✓ Fast track granted for PROC CDH6 ADC

NextCure | 6

SIM0505 is a Differentiated CDH6 TOPOi ADC

VALIDATED TARGET WITH PROPRIETARY TOPOi PAYLOAD

CDH6 mAb



Unique Binding Epitope with Increased Affinity

Linker

Cysteine conjugation

GGFG Linker

Gly-Gly-Phe-Gly Provides Tumor-Specific Cleavage

Payload CPT116 (TOPO)


R3
N
R4
R5
R1
X1
N
N
O
O
O
HO

High Systemic Clearance for Reduced Toxicity

DAR 8.0



Potent Cytotoxicity with Anticipated Safety Improvement

SIM0505 Structural and Functional Differentiation by Design • Unique distal EC1 epitope on CDH6 • Ovarian, uterine, RCC, NSCLC • High affinity & internalization • PK proportionality 7 Membrane EC1 EC2 EC3 EC4 EC5 SIM0505 •Designed for better tolerability & safety •Hydrophilic & high systemic clearance •Good permeability & bystander effect •Less aggregation than hydrophobic Hydrophilic vs Hydrophobic SIM0505 CPT116 (PAYLOAD)

•ORR (RECIST 1.1) •PFS SIM0505 Development Plan 8 9.6 mg/kg (n = 4) COMPLETED DOSE ESCALATION 2Q 2026 INITIATED DOSE OPTIMIZATION 2Q 2026 PLANNING PIVOTAL TRIAL •Generating recommended pivotal trial dose *TPC: treatment of physician’s choice PROC & USC PROC Q3W 8.0 mg/kg (n = 10) 6.4 mg/kg (n = 13) 4.8 mg/kg (n = 6) 3.2 mg/kg (n = 7) 1.6 mg/kg (n = 3) n = 59 (US = 25 & China = 34) Up to n = 120 Up to n = 430 7.2 mg/kg (n = 20-40) 6.4 mg/kg (n = 20-40) R 1:1 SIM0505 (n = 215) TPC* (n = 215) Dose Escalation Intermediate Doses + 7.2 mg/kg (n = 10) 5.6 mg/kg (n = 6) 5.6 mg/kg (n = 20-40) Q3W Q3W Ovarian, USC, RCC, EC

SIM0505 Patient Demographics Baseline Characteristic US Patients (n = 25) China Patients (n = 34) All Patients (n = 59) Age, years Median (range) 63 (49-78) 56 (42-72) 58 (42-78) Sex, n (%) Male 0 (0.0) 2 (5.9) 2 (3.4) Female 25 (100) 32 (94.1) 57 (96.6) Tumor Type, n (%) Ovarian 19 (76.0) 27 (79.4) 46 (78.0) USC/other endometrial 6 (24.0) 4 (11.8) 10 (16.9) RCC 0 (0.0) 3 (8.8) 3 (5.1) ECOG performance status, n (%) 0 8 (32.0) 8 (23.5) 16 (27.1) 1 17 (68.0) 26 (76.5) 43 (72.9) Prior systemic anti-cancer regimens Median (range) 3 (1-9) 5 (1-12) 5 (1-12) 9 Data cut 07Apr26 Patient Population • Poor performance status ̶~73% ECOG 1 • Heavily pretreated • ~75% of ovarian / USC patients had FIGO Stage IV metastatic tumor burden FIGO: International Federation of Gynecology and Obstetrics

10 SIM0505 Has Shown a Well Manageable Safety Profile Overview of Adverse Events 1.6 – 9.6 mg/kg (n = 59) n (%) Treatment-emergent adverse events (TEAEs) (%) 59 (100) Grade ≥3 32 (54.2) Grade 5 a 2 (3.4) TEAEs related to study drug (TRAEs) (%) 57 (96.6) Grade ≥3 28 (47.5) Grade 5 0 Any Serious adverse events (SAEs) (%) 16 (27.1) Treatment related SAE, n (%) 10 (16.9) TRAE Dose modifications, n (%) Dose interruption 14 (23.7) Dose reduced 11 (18.6) Dose discontinued 3 (5.1) Interstitial Lung Disease (ILD) / Pneumonitis b 2 (3.3) Grade ≥3 0 (0) a. 1 Gr5 at 7.2 mg/kg related to disease progression, 1 Gr5 at 8.0 mg/kg complicated UTI (not related) b. 1 Gr1 ILD at 5.6mg/kg and 1 Gr2 ILD at 6.4mg/kg Data cut 07Apr26

0 10 20 30 40 50 60 70 Alopecia Asthenia Dyspnoea Hypomagnesaemia Blood bilirubin increased Lymphocyte count decreased Abdominal distension Amylase increased Gamma-glutamyltransferase increased Proteinuria Pyrexia Dizziness Hypertriglyceridaemia Weight decreased Hypoalbuminaemia Alanine aminotransferase increased Constipation Decreased appetite Fatigue Aspartate aminotransferase increased Hyponatraemia Hypokalaemia Nausea White blood cell count decreased Neutrophil count decreased Vomiting Platelet count decreased Anemia 10.2 10.2 10.2 10.2 13.6 13.6 15.3 15.3 15.3 15.3 15.3 16.9 16.9 16.9 22.0 23.7 25.4 28.8 28.8 33.9 35.6 37.3 47.5 47.4 50.8 50.9 52.5 62.8 0.0 0.0 3.4 0.0 0.0 5.1 1.7 0.0 5.1 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 3.4 0.0 1.7 6.8 1.7 16.9 23.7 1.7 23.7 13.6 Patients, % Grade 3/4 Any Grade 11 n = 59 (AE’s shown as % of total) Most Common TEAEs (≥10%) •MTD not reached •No primary prophylaxis required for neutropenia & thrombocytopenia •Grades 1 & 2 TEAEs were predominantly hematological, nausea & vomiting •Grades 3 & 4 TEAEs were hematological and manageable

Swimmer Plot All Patients at All Doses

NextCure | 12


5101002 - USC - 2R
5101001 - HGSOC - 10R
5101003 - HGSOC - 6R
5101005 - HGSOC -12R
5104003 - HGSOC - 3R
5101006 - USC - 4R
5103002 - HGSOC - 6R
5101007 - EC - 4R
5102002 - EC - 11R
5104002 - HGSOC - 4R
5102003 - RCC - 2R
5105005 - HGSOC - 9R
5101011 - HGSOC - 3R
5101009 - LGSOC - 2R
5102005 - RCC - 1R
5101010 - HGSOC - 4R
5102009 - HGSOC - 5R
5206004 - HGSOC - 5R
5205001 - HGSOC - 9R
5205003 - HGSOC - 6R
5208002 - HGSOC - 6R
5101020 - HGSOC - 7R
5102006 - HGSOC - 5R
5201001 - USC - 1R
5105001 - HGSOC - 2R
5202001 - HGSOC - 9R
5104007 - HGSOC - 2R
5204001 - HGSOC - 3R
5104006 - HGSOC - 7R
5101014 - HGSOC - 7R
5202002 - HGSOC - 4R
5103001 - HGSOC - 3R
5205005 - HGSOC - 2R
5205006 - USC - 2R
5204004 - HGSOC - 2R
5206003 - USC - 3R
5206002 - HGSOC - 2R
5201005 - USC- 2R
5201006 - USC - 3R
5207001 - HGSOC - 4R
5205004 - HGEOC - 5R
5201004 - HGSOC - 6R
5206005 - HGSOC - 2R
5103006 - HGSOC - 4R
5205007 - HGSOC - 2R
5105003 - HGSOC - 2R
5103003 - HGSOC - 3R
5203001 - USC - 4R
5201002 - HGEOC - 3R
5103004 - HGSOC - 4R
5206001 - HGSOC - 5R
5203004 - HGSOC - 3R
5105004 - HGSOC - 3R
5208001 - HGSOC - 1R
5104004 - HGSOC - 4R
5102008 - RCC - 5R
5105006 - HGSOC - 5R
5103005 - HGSOC - 6R
5101016 - HGSOC - 7R
0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48
Weeks on Treatment
Dose Levels
1.6 mg/kg
3.2 mg/kg
4.8 mg/kg
5.6 mg/kg
6.4 mg/kg
7.2 mg/kg
8.0 mg/kg
9.6 mg/kg
Data cut 07Apr26

- 6 dose cohorts + 2 intermediate dose cohorts

PATIENTS ENROLLED	Total
TOTAL	**59**
Ovarian Cancer	46
Uterine Serous Carcinoma (USC)	8
Renal Cell Carcinoma (RCC)	3
Other Endometrial Cancer	2

- Prior systemic anti-cancer regimens: Median 5 (1-12)

Bold – US patients

On treatment

cPR

uPR

SD

RECIST PD

EC: endometrial cancer; HGSOC: high-grade serous ovarian cancer; HGEOC: high-grade endometroid cancer; LGSOC: low-grade serous ovarian cancer; RCC: renal cell carcinoma; USC: uterine serous carcinoma

cPR: confirmed partial response; uPR: unconfirmed partial response

ORR at 4.8 – 8.0 mg/kg: ≥12 Weeks and Best Response 13 Tumor type Evaluable (n) PRs (n) ORR Gynecologic Cancers (OC + USC) 20 11 55.0% (11/20) Ovarian Cancer (OC) 17 9 52.9% (9/17) Uterine Serous Carcinoma (USC) 3 2 66.7% (2/3)

NextCure 14

Gynecologic Cancers at Therapeutic Doses (4.8 – 8.0 mg/kg)


5105005 - HGSOC - 9R
5101011 - HGSOC - 3R
5101009 - LGSOC - 2R
5101010 - HGSOC - 4R
5102009 - HGSOC - 5R
5206004 - HGSOC - 5R
5205001 - HGSOC - 9R
5205003 - HGSOC - 6R
5208002 - HGSOC - 6R
5101020 - HGSOC - 7R
5102006 - HGSOC - 5R
5201001 - USC - 1R
5105001 - HGSOC - 2R
5202001 - HGSOC - 9R
5104007 - HGSOC - 2R
5204001 - HGSOC - 3R
5104006 - HGSOC - 7R
5101014 - HGSOC - 7R
5202002 - HGSOC - 4R
5103001 - HGSOC - 3R
5205005 - HGSOC - 2R
5205006 - USC - 2R
5204004 - HGSOC - 2R
5206003 - USC - 3R
5206002 - HGSOC - 2R
5201005 - USC- 2R
5201006 - USC - 3R
5207001 - HGSOC - 4R
5205004 - HGEOC - 5R
5201004 - HGSOC - 6R
5206005 - HGSOC - 2R
5103006 - HGSOC - 4R
5205007 - HGSOC - 2R
5105003 - HGSOC - 2R
5103003 - HGSOC - 3R
5203001 - USC - 4R
5201002 - HGEOC - 3R
5103004 - HGSOC - 4R
5206001 - HGSOC - 5R
5203004 - HGSOC - 3R
5105004 - HGSOC - 3R
5208001 - HGSOC - 1R
5104004 - HGSOC - 4R
0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48
Weeks on Treatment
Data cut 07Apr26
Dose Levels
4.8 mg/kg
5.6 mg/kg
6.4 mg/kg
7.2 mg/kg
8.0 mg/kg

- n = 43 enrolled
- Gynecologic cancers include ovarian and USC
- Patients with at least ≥12 weeks follow-up
- PRs demonstrate durability

Evaluable	PR	ORR
n = 20	**11**	**55.0%**

- 4 of 11 PRs from US
- Other:
  - 1 PR (USC) 1.6 mg/kg
  - 1 PR (ovarian) 9.6 mg/kg
  - 1 PR (USC) 7.2 mg/kg (has not reached 12 weeks)


On treatment
cPR
uPR
SD
RECIST PD

HGSOC: high-grade serous ovarian cancer; HGEOC: high-grade endometroid cancer; LGSOC: low-grade serous ovarian cancer; USC: uterine serous carcinoma
cPR: confirmed partial response; uPR: unconfirmed partial response

NextCure 15

Ovarian Cancer at Therapeutics Doses (4.8 – 8.0 mg/kg)


5105005 - HGSOC - 9R
5101011 - HGSOC - 3R
5101009 - LGSOC - 2R
5101010 - HGSOC - 4R
5102009 - HGSOC - 5R
5206004 - HGSOC - 5R
5205001 - HGSOC - 9R
5205003 - HGSOC - 6R
5208002 - HGSOC - 6R
5101020 - HGSOC - 7R
5102006 - HGSOC - 5R
5105001 - HGSOC - 2R
5202001 - HGSOC - 9R
5104007 - HGSOC - 2R
5204001 - HGSOC - 3R
5104006 - HGSOC - 7R
5101014 - HGSOC - 7R
5202002 - HGSOC - 4R
5103001 - HGSOC - 3R
5205005 - HGSOC - 2R
5204004 - HGSOC - 2R
5206002 - HGSOC - 2R
5207001 - HGSOC - 4R
5205004 - HGEOC - 5R
5201004 - HGSOC - 6R
5206005 - HGSOC - 2R
5103006 - HGSOC - 4R
5205007 - HGSOC - 2R
5105003 - HGSOC - 2R
5103003 - HGSOC - 3R
5201002 - HGEOC - 3R
5103004 - HGSOC - 4R
5206001 - HGSOC - 5R
5203004 - HGSOC - 3R
5105004 - HGSOC - 3R
5208001 - HGSOC - 1R
5104004 - HGSOC - 4R
0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48
Weeks on Treatment
Dose Levels
4.8 mg/kg
5.6 mg/kg
6.4 mg/kg
7.2 mg/kg
8.0 mg/kg
Data cut 07Apr26

- n = 37 ovarian cancer patients
- Patients with at least ≥12 weeks follow-up

Evaluable	PR	ORR
n = 17	**9**	**52.9%**

- Other: 1 PR 9.6 mg/kg

On treatment

cPR

uPR

SD

RECIST PD

HGSOC: high-grade serous ovarian cancer; HGEOC: high-grade endometroid cancer; LGSOC: low-grade serous ovarian cancer

cPR: confirmed partial response; uPR: unconfirmed partial response

16

Ovarian Cancer (4.8 – 8.0 mg/kg)


On treatment
Dose Levels
4.8 mg/kg
5.6 mg/kg
6.4 mg/kg
8.0 mg/kg
Tumor Percent Change from Baseline
30
15
0
-15
-30
-45
-60
-75
17.4
2.6
0.0
-9.1
-14.0
-14.9
-15.0
-27.2
-34.0
-41.6
-47.1
-50.2
-52.2
-53.7
-62.0
-68.4
-70.0
5103004 / HGSOC / 5R
5204001 / HGSOC-FT / 3R
5201002 / HGEOC / 4R
5203004 / HGSOC / 4R
5104007 / HGSOC / 4R
5102009 / HGSOC / 5R
5101009 / LGSOC / 3R
5104006 / HGSOC / 10R
5103003 / HGSOC / 3R
5206001 / HGSOC / 4R
5105005 / HGSOC / 9R
5105003 / HGSOC / 4R
5101011 / HGSOC / 5R
5105004 / HGSOC / 5R
5202001 / HGSOC / 9R
5102006 / HGSOC / 6R
5105001 / HGSOC / 3R
Data cut 07Apr26

- Defined therapeutic range
- Greatest tumor shrinkage at 6.4 & 8.0 mg/kg
- Up to 70% tumor shrinkage

0 6 12 18 24 30 36 -75 -60 -45 -30 -15 0 15 30 45 Weeks on Treatment Ovarian Cancer (4.8 – 8.0 mg/kg) 17 • Most patients (15/17) had tumor shrinkage • Increasing tumor shrinkage with continued treatment • The greatest tumor shrinkage and durability occurred at 6.4mg/kg Tumor Percent Change from Baseline Data cut 07Apr26 4.8 mg/kg 5.6 mg/kg 6.4 mg/kg 8.0 mg/kg Dose Levels

• n = 6 USC patients enrolled • Patients with at least ≥12 weeks follow-up • Other: ̶1 PR 1.6 mg/kg ̶1 PR 7.2 mg/kg (has not reached 12 weeks) 18 Uterine Serous Carcinoma (4.8 – 8.0 mg/kg) On treatment Evaluable PR ORR n = 3 2 66.7% 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 5203001 - USC - 4R 5201006 - USC - 3R 5201005 - USC- 2R 5206003 - USC - 3R 5205006 - USC - 2R 5201001 - USC - 1R 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 Weeks on Treatment Data cut 07Apr26 • Rare and highly aggressive form of endometrial cancer • Accounts for ~10% of uterine cancer, but causes ~40% of uterine cancer deaths • Rapid progression and poor clinical outcomes • Treated with platinum-based chemotherapy cPR uPR SD RECIST PD cPR: confirmed partial response; uPR: unconfirmed partial response Data cut 07Apr26 Dose Levels 6.4 mg/kg 7.2 mg/kg 8.0 mg/kg

•ORR (RECIST 1.1) •PFS SIM0505 Development Plan: Dose Optimization 19 9.6 mg/kg (n = 4) COMPLETED DOSE ESCALATION INITIATED DOSE OPTIMIZATION PLANNING PIVOTAL TRIAL •Generating recommended pivotal trial dose *TPC: treatment of physician’s choice PROC & USC PROC Q3W 8.0 mg/kg (n = 10) 6.4 mg/kg (n = 13) 4.8 mg/kg (n = 6) 3.2 mg/kg (n = 7) 1.6 mg/kg (n = 3) n = 59 (US = 25 & China = 34) Up to n = 120 Up to n = 430 7.2 mg/kg (n = 20-40) 6.4 mg/kg (n = 20-40) R 1:1 SIM0505 (n = 215) TPC* (n = 215) Dose Escalation Intermediate Doses + 7.2 mg/kg (n = 10) 5.6 mg/kg (n = 6) 5.6 mg/kg (n = 20-40) Q3W Q3W Ovarian, USC, RCC, EC

20 SIM0505 Roadmap to Potential Best-in-Class CDH6 ADC ✓ Initiated dose optimization (5.6, 6.4 & 7.2 mg/kg) ✓ Additional sites in US, China, Canada & 4 European countries ✓ Securing supply chain & preparing for pivotal study ✓ RCC and NSCLC potential near-term development expansions PRODUCT DEVELOPMENT SIM0505 ✓ 55% ORR in gynecologic cancers ✓ Therapeutic window defined ✓ Observed to be well-tolerated ✓ Fast track granted for PROC

POTENTIAL FOR IMPROVED SAFETY & EFFICACY Opportunity to Develop Differentiated CDH6 ADC Therapeutic 21 CDH6 ADC ONGOING DOSE OPTIMIZATION TRIAL IN US & CHINA UPDATE DOSE OPTIMIZATION 1Q 2027 SIM0505

22 LNCB74 – B7-H4 ADC for Ovarian Cancer ONGOING DOSE ESCALATION • Differentiated ADC with unique linker • Trial ongoing in US • CLIA validated IHC assay for patient selection PLANNING DOSE OPTIMIZATION • 2 doses • 80 patients • Defining recommended Ph2 dose

LNCB74 is a Differentiated Anti-B7-H4 MMAE ADC Fc Modification Protects immune cells Tumor Selectivity Glucuronidase cleavable linker provides improved safety & increased efficacy 23 MMAE DAR 4 Improves targeted release and safety Antibody Linker Payload STRUCTURAL DIFFERENTIATION

NextCure | 24

LNCB74 Uses Differentiating Glucuronidase Linker Designed for Improved Safety & Increased Efficacy


Bloodstream
Tissues
Cancer Cell
Bystander Effect
Limitation
Transfer to albumin
Val-cit Linkers
Unstable
Toxicity
Released by platelets & neutrophils
•Inefficient release of toxin
•Lower concentration
Less potent
Solution
Glucuronidase Linker
Stable
Reduced Toxicity
•Efficient release of toxin
•Higher concentration
Potent

Linker	Protease or esterase cleavable
Payload	Tubulin or Topo-1 inhibitors
Conjugation	Site Specific or non-specific cysteine
DAR	~4, 6, 8

Linker	Glucuronidase cleavable
Payload	Tubulin inhibitor
Conjugation	Site Specific
DAR	4

25 LNCB74 Showed Potent Anti-Tumor Activity in CDX and PDX Models OVARIAN (OVCAR-3-B7-H4-OE) Days from Treatment Initiation Mean Volume (mm3) +/- SEM TNBC (CTG-0012) Mean Volume (mm3) +/- SEM Days from Treatment Initiation BREAST (ZR-75-1) Days from Treatment Initiation Mean Tumor Volume (mm3) +/- SEM CDX PDX Q7D x 3 8 mice / group 1.5 mg/kg: Q7D x 3 4.5 mg/kg: single dose 8 mice / group Single dose 5 mice / group 0 7 14 21 28 35 0 500 1000 1500 2000 No Treatment LNCB74 (6 mg/kg) LNCB74 (3 mg/kg) LNCB74 (1 mg/kg) 0 7 14 21 28 35 42 49 0 500 1000 1500 2000 No Treatment LNCB74 (6 mg/kg) 100% CRs 0 7 14 21 28 35 42 0 500 1000 1500 2000 No Treatment LNCB74 (1.5 mg/kg) LNCB74 (4.5 mg/kg)

LNCB74 Development Plan 26 Cohort 6 ONGOING DOSE ESCALATION PLANNING DOSE OPTIMIZATION • Recommended pivotal trial dose Q3W Breast, Ovarian, Endometrial, ACC-1 Cohort 5 Cohort 4 Cohort 3 Cohort 2 Cohort 1 TOTAL n = 54 TOTAL n = 80 Dose Level X Dose Level Y 2 Tumor Types ACC-1: Adenoid Cystic Carcinoma type 1

Advancing LNCB74 Development Cohort 1 Cohort 2 Cohort 3 Cohort 4 Backfill Cohorts 27 Dose Expansion • 6 dose cohorts • Regimen Q3W • n = 54 subjects • 2 dose cohorts • 2 tumor types • n = 80 subjects • Pre & on treatment biopsies Patient selection strategy Patient selection strategy Dose Escalation Dose Expansion Cohort 5 Cohort 6 BREAST OVARIAN ENDOMETRIAL Ph1 Dose Escalation Study Initiated January 2025 Protocol Amendment Readout: Scans every 6 weeks Endpoint: Safety & ORR

28 Product Life Cycle Management: Options to Address Resistance LNCB74 B7-H4 Tubulin inhibitor SIM0505 CDH6 Topoisomerase 1 inhibitor CONCURRENT ADMINISTRATION COMBO SEQUENCED ADMINISTRATION OR LNCB74 SIM0505 LNCB74 SIM0505 SIM0505 LNCB74 OR

DESIGNED TO IMPROVE SAFETY & INCREASE EFFICACY Opportunity to Develop Differentiated B7-H4 ADC Therapeutic 29 B7-H4 ADC UNMET NEED IN BREAST & GYNECOLOGICAL CANCERS PATIENT SELECTION STRATEGY

Programs Available for Partnering 30 PROGRAMS TARGET CELLS DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NC410 Combo LAIR-2 Extracellular Matrix NC525 LAIR-1 Leukemia NC605 S15 Osteoclasts NC181 APOE4 Microglia & Neurons Alzheimer’s Disease Osteogenesis Imperfecta Acute Myeloid Leukemia Colorectal (CRC) Ovarian

31 Expected Milestones & Deliverables • SIM0505 (CDH6) update dose optimization in PROC 1Q 2027 and initiate dose optimization in USC 4Q 2026 • LNCB74 (B7-H4) trial progress update in 2H 2026 (Breast, Ovarian, Endometrial and ACC-1) 2026 UPDATES PHASE 1 CLINICAL ASSETS • SIM0505 and B7-H4 ADCs • Differentiated ADCs RUNWAY • $29.7M as of March 31, 2026 • Into 1Q 2027